      Third Amendment dated as of June 30, 2003 to the Fourth Amended and Restated Revolving Credit and Term Loan Agreement (the "Third Amendment"), by and among LEASECOMM CORPORATION, a Massachusetts corporation (the "Borrower"), MICROFINANCIAL INCORPORATED, a Massachusetts corporation (the "Parent", together with the Borrower, the "Companies"), FLEET NATIONAL BANK, a national banking association ("Fleet"), the other financial institutions from time to time party thereto (together with Fleet, the "Lenders")and FLEET NATIONAL BANK, as agent for the Lenders (the "Agent") made as of August 22, 2000 (as amended and in effect from time to time, the "Credit Agreement"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

      WHEREAS, the carrier of the Companies' director and officer insurance policy is requiring that the full amount of the Companies' premiums in respect of coverage for such policy for the period beginning June 9, 2003 and ending June 9, 2004 be prepaid at this time.

      WHEREAS, the Companies have requested that the Lenders amend the Credit Agreement to allow them to make such prepayment from their tax refund proceeds in respect of fiscal year 2002 and to increase the amount of the repayments of the Conversion Term Loan over the next twelve months as set forth on Schedule 2.8(a).

      WHEREAS, the Borrower and the Lenders have agreed to modify such terms and conditions of the Credit Agreement as specifically set forth in this Third Amendment;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. RATIFICATION OF EXISTING AGREEMENTS. The Companies agree that the Obligations, as evidenced by or otherwise arising under the Credit Agreement and the other Loan Documents, except as otherwise expressly modified in this Third Amendment upon the terms set forth herein, are, by the Companies' execution of this Third Amendment, ratified and confirmed in all respects. In addition, by the execution of this Third Amendment, the Companies represent and warrant that no counterclaim, right of set-off or defense of any kind exists or is outstanding as of the date hereof with respect to such Obligations. As of July 1, 2003, the aggregate principal amount of the Conversion Term Loan is $83,542,587.80 and the aggregate accrued and unpaid interest on the Conversion Term Loan is $0.

      SECTION 2. AMENDMENTS. Subject to the satisfaction of the conditions specified in Section 3, but with effect on and after the Effective Date (as defined in Section 3), the Credit Agreement shall be amended as follows:

      2.1. TAX REFUND: PREPAYMENT. Section 5.18 of the Credit Agreement is hereby amended to read, in its entirety, as follows:

      "5.18 Tax Refund. The Companies shall prepay the Conversion Term Loan in an amount equal to 100% of all tax refund proceeds received by the Companies (including, without limitation, tax refunds in respect of United States federal income taxes and all state taxes), minus $2,750,000 (the "Reserve Amount") which amount shall be comprised of (a) $1,500,000 to be held in reserve for the payment of state taxes owed in respect of fiscal years 1998 and 1999 and (b) $1,250,000 which shall be used to make required prepayments of all premiums owing under the Companies' director and officer insurance policy in respect of coverage for the period beginning June 9, 2003 and ending June 9, 2004. Such prepayments shall be
      (a) made in accordance with Section 2.9, (b) made contemporaneously with the receipt of any such tax refund and (c) applied to the remaining scheduled principal repayments of the Conversion Term Loan in the inverse order of maturity. The Companies further agree that they shall file all tax returns in a timely manner and that they, in consultation with their outside professionals, will diligently and expeditiously pursue the tax refunds contemplated by this Section 5.18. To the extent that the Agent receives any tax refund proceeds from the Internal Revenue Service, the Agent agrees that it shall deliver to the Companies such Reserve Amount".

      2.2. SCHEDULES AND EXHIBITS. Exhibit H and Schedule 2.8(a) to the Credit Agreement are hereby amended by deleting existing Exhibit H and Schedule 2.8(a) and substituting in lieu thereof the Exhibit H and Schedule 2.8(a) attached to this Third Amendment.

      SECTION 3. CONDITIONS EFFECTIVENESS. This Third Amendment shall become effective as of the date hereof upon receipt by the Agent of each of the following, in form and substance satisfactory to the Agent (with the date on which the Agent receives the following being hereinafter referred to as the "Effective Date"):

      (a) A counterpart of this Third Amendment, executed by the Companies and the Lenders;

      (b) There shall have occurred no Default or Event of Default;

      (c) The Agent shall have received evidence that all corporate action necessary for the valid execution and delivery by the Companies of this Third Amendment and the other documents referenced herein shall have been taken;

      (d) The Agent and the Lenders shall have received payment for all fees and expenses including, without limitation, reasonable legal fees and expenses, for which invoices or reasonable estimates therefore have been provided to the Borrower on or prior to the Effective Date; and

      (e) The representations and warranties of the Borrower in each of the Loan Documents shall be true and correct as of the Effective Date, except to the extent that any of such representations and warranties relate by their terms to a prior date they shall be true and correct as of such prior date; and

      SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 4 of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Companies hereby represent and warrant that the execution and delivery by the Companies of this Third Amendment and the performance by the Companies of all of their agreements and obligations under the Credit Agreement, as amended hereby, are within the corporate authority of the Companies and have been duly authorized by all necessary corporate or other similar action on the part of the Companies.

      SECTION 5. NO PRESENT CLAIMS. The Companies acknowledge and agree that, as of the date hereof: (a) none of the Companies or, to the knowledge of any of the Companies, any of their affiliates has any claim or cause of action against any of the Lenders or the Agent (or any of their directors, officers, employees, attorneys or agents); (b) none of the Companies, or to the knowledge of any of the Companies, any of their affiliates has offset rights, counterclaims or defenses of any kind against any of their obligations, indebtedness or liabilities to any of the Lenders or the Agent; and (c) each of the Lenders and the Agent has heretofore properly performed and satisfied in a timely manner all of its obligations to the Companies and, to the knowledge of each of the Companies, each of their affiliates. The Lenders and the Agent wish (and the Companies agree) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Lenders or the Agent. Therefore, Companies, each on its own behalf and on behalf of each of its respective successors and assigns, hereby waives, releases and discharges the Lenders and the Agent and all of their directors, officers, employees, attorneys and agents, from any and all claims, demands, actions or causes of action on or before the date hereof and arising out of or in any way relating to the Loan Documents and any documents, instruments, agreements (including this Third Amendment), dealings or other matters connected with the Loan Documents, including, without limitation, all known and unknown matters, claims, transactions or things occurring on or prior to the date of this Third Amendment related to the Loan Documents. The waivers, releases, and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur prior to, or on or after the date hereof.

      SECTION 6. NO WAIVER. Except as otherwise expressly provided for in this Third Amendment, nothing in this Third Amendment shall extend to or affect in any way any of the rights or obligations of the Borrower or any of the Agent's or the Lenders' obligations, rights and remedies arising under the Loan Documents. Neither the Agent nor any Lender shall be deemed to have waived any or all of its rights or remedies with respect to any Default or Event of Default existing on the date hereof or arising hereafter.

      SECTION 7. MISCELLANEOUS.

      (a) This Third Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

      (b) This Third Amendment shall constitute a Loan Document under the Credit Agreement; the failure to comply with the covenants contained herein shall constitute an Event of Default under the Credit Agreement; and all obligations included in this Third Amendment (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Loan Documents and secured by the collateral security for the Obligations.

      SECTION 8. ACKNOWLEDGEMENT. Each of the Companies, the Agent and the Lenders acknowledges and agrees that this Third Amendment shall not be construed against any of the Companies, the Agent or the Lenders as the drafter of this Third Amendment.

      IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.

                                      FLEET NATIONAL BANK, INDIVIDUALLY AND
                                          AS AGENT

                                      By:  /s/ DANIEL BUTLER
                                           -------------------------------
                                           Name: DANIEL BUTLER
                                           Title: AUTHORIZED OFFICER

                                      BANKNORTH, N.A.

                                      By:
                                           -------------------------------
                                           Name:
                                           Title:


                                      BROWN BROTHERS HARRIMAN & CO,


                                      By:
                                           -------------------------------
                                           Name:
                                           Title:

                                      CITIBANK

                                      By:
                                           -------------------------------
                                           Name:
                                           Title:


                                      CITIZENS BANK OF MASSACHUSETTS


                                      By:
                                           -------------------------------
                                           Name:
                                           Title:


                                      KEYBANK NATIONAL ASSOCIATION

                                      By:
                                           -------------------------------
                                           Name:
                                           Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment AS a document under seal as of the date first above written.

                                      FLEET NATIONAL BANK, individually
                                      and as Agent

                                      By:
                                           -------------------------------
                                           Name:
                                           Title:



                                      BANKNORTH, N.A.

                                      By:  /s/ Mark H. Lawler
                                           -------------------------------
                                           Name: Mark H. Lawler
                                           Title: V.P.

                                      BROWN BROTHERS HARRIMAN & CO.


                                      By:
                                           -------------------------------
                                           Name:
                                           Title:



                                      CITIBANK

                                      By:
                                           -------------------------------
                                           Name:
                                           Title:


                                      CITIZENS BANK OF MASSACHUSETTS


                                      By:
                                           -------------------------------
                                           Name:
                                           Title:



                                      KEYBANK NATIONAL ASSOCIATION


                                      By:
                                           -------------------------------
                                           Name:
                                           Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.

                                      FLEET NATIONAL BANK, individually and
                                      as Agent



                                      By:
                                           -------------------------------
                                           Name :
                                           Title:

                                      BANKNORTH, N.A.


                                      By:
                                           -------------------------------
                                           Name:
                                           Title:


                                      BROWN BROTHERS HARRIMAN & CO.


                                      By:  /s/ Jared S.Keyes
                                           -------------------------------
                                           Name:  Jared S.Keyes
                                           Title: Managing Director


                                      CITIBANK

                                      By:
                                           -------------------------------
                                           Name:
                                           Title:


                                      CITIZENS BANK OF MASSACHUSETTS


                                      By:
                                           -------------------------------
                                           Name:
                                           Title:


                                      KEYBANK NATIONAL ASSOCIATION


                                      By:
                                           -------------------------------
                                           Name:
                                           Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.

                                      FLEET NATIONAL BANK, individually AND
                                      as Agent



                                      By:
                                           -------------------------------
                                           Name:
                                           Title:


                                      BANKNORTH, N.A.


                                      By:
                                           -------------------------------
                                           Name:
                                           Title:


                                      BROWN BROTHERS HARRIMAN & CO.


                                      By:
                                           -------------------------------
                                           Name:
                                           Title:


                                      CITIBANK

                                      By:  /s/ George V. Milbury
                                           -------------------------------
                                           Name: George V. Milbury
                                           Title: Vice President


                                      CITIZENS BANK OF MASSACHUSETTS


                                      By:
                                           -------------------------------
                                           Name:
                                           Title:


                                      KEY BANK NATIONAL ASSOCIATION

                                      By:
                                           -------------------------------
                                           Name:
                                           Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.

                                      FLEET NATIONAL BANK, individually and
                                      as agent



                                      By:
                                           -------------------------------
                                           Name:
                                           Title:

                                      BANKNORTH,N.A.


                                      By:
                                           -------------------------------
                                           Name:
                                           Title:


                                      BROWN BROTHERS HARRIMAN & CO.

                                      By:
                                           -------------------------------
                                           Name:
                                           Title:

                                      CITIBANK

                                      By:
                                           -------------------------------
                                           NAME:
                                           Title:


                                      CITIZENS BANK OF MASSACHUSETTS

                                      By:
                                           -------------------------------
                                           Name:
                                           Title:


                                      KEYBANK NATIONAL ASSOCIATION


                                      By:   /s/ PETER A.LANDAUER
                                           -------------------------------
                                           Name: PETER A.LANDAUER
                                           Title: VICE PRESIDENT

                                      NATIONAL CITY BANK



                                      By:   /s/ Michael J.Labrum
                                           -------------------------------
                                           Name:  Michael J.Labrum
                                           Title: Senior Vice President



                                      U.S. BANK


                                      By:
                                           -------------------------------
                                           Name:
                                           Title:



                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:
                                           -------------------------------
                                           Name:
                                           Title:

ACCEPTED AND AGREED as of
June______,2003:

Borrower
LEASECOMM CORPORATION



By:
   ------------------------------
      Name:
      Title:

Parent:

MICROFINANCIAL INCORPORATED


By:
   ------------------------------
      Name:
      Title:

                                      NATIONAL CITY BANK


                                      BY:
                                           ---------------------------
                                           Name:
                                           Title:

                                      U.S. BANK

                                      BY:
                                           ---------------------------
                                           Name :
                                           Title:


                                      UNION BANK OF CALIFORNIA, N.A.

                                      BY:  /s/ CECILIA M. VALENTE
                                           ---------------------------
                                           Name: CECILIA M.VALENTE
                                           Title: SENIOR VICE PRESIDENT

ACCEPTED and AGREED as of
June____,2003:

Borrower:

LEASECOMM CORPORATION



By:
   ------------------------------
      Name:
      Title:

Parent:

MICROFINANCIAL INCORPORATED



By:
   ------------------------------
      Name:
      Title:

                                      NATIONAL CITY BANK


                                      By:
                                           ---------------------------
                                           Name:
                                           Title:

                                      U.S. BANK

                                      By:
                                           ---------------------------
                                           Name:
                                           Title:

                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:
                                           ---------------------------
                                           Name:
                                           Title:

ACCEPTED and AGREED as of
June___, 2003:

Borrower:

LEASECOMM CORPORATION



By: /s/ Richard F. Latour
    ------------------------------
    Name: Richard F. Latour
    Title: Exec VP, COO/CFO

Parent:


MICROFINANCIAL INCORPORATED



By: /s/ James R. Jackson
    -----------------------------
    Name: James R. Jackson
    Title: VP and CFO

MICROFINANCIAL INCORPORATED -- EXHIBIT H
MONTHLY ROLLING CASHFLOW PROJECTION
AS OF JANUARY, 2003
{000'S}                                               1           2           3           4           5           6           7
                                                  Projected   Projected   Projected   Projected   Projected   Projected   Projected
Includes Default Interest and Fees                Month of    Month of    Month of    Month of    Month of    Month of    Month of
                                                   Jan-03      Feb-03      Mar-03      Apr-03      May-03      Jun-03      Jul-03
Cashflows from Operating Activities
  Cash Received from Customers
    Lease Payments                                      --          --       7,328       7,201       7,058       6,913       6,751
    Rentals                                             --          --       2,309       2,270       2,242       2,216       2,199
    Monitoring                                          --          --         675         667         660         654         647
    Fees & Other                                        --          --       1,067       1,049       1,031       1,012         993
    Delinquent & Prepays                                --          --         810         729         656         590         531
    New Volumes                                         --          --          54          57          61          64          68
                                                   -------     -------     -------     -------     -------     -------     -------
       SUBTOTAL                                         --          --      12,242      11,975      11,708      11,450      11,189
                                                   -------     -------     -------     -------     -------     -------     -------
  Cash Paid to Suppliers and Employees
    Payroll Related                                     --          --        (722)       (722)       (990)       (522)       (515)
    Other                                               --          --      (3,010)     (2,260)     (2,183)     (3,961)     (2,009)
    Intercompany Charges                                --          --           0           0           0           0           0
  Cash paid for Taxes
    Sales                                               --          --        (671)       (656)       (641)       (626)       (612)
    Property                                            --          --        (263)        (52)        (41)        (33)       (124)
  Interest Paid (Net)
    Revolver Loan Interest                              --          --        (619)       (599)       (567)       (507)       (483)
    Subdebt Interest                                    --          --         (35)        (35)        (35)        (35)        (35)
                                                   -------     -------     -------     -------     -------     -------     -------
  Net Cash Provided By Operating Activities             --          --       6,922       7,651       7,250       5,764       7,411
                                                   -------     -------     -------     -------     -------     -------     -------
Cashflows from Investing Activities
  Investment in Leased Equipment                        --          --        (500)       (100)       (100)       (100)       (100)
  Investment in Inventory                               --          --          --          --          --          --          --
  Investment in Direct Costs                            --          --         (35)         (7)         (7)         (7)         (7)
  Investment in Service Contracts                       --          --          --          --          --          --          --
                                                   -------     -------     -------     -------     -------     -------     -------
  Net Cash used in Investing Activities                 --          --        (535)       (107)       (107)       (107)       (107)
                                                   -------     -------     -------     -------     -------     -------     -------
Cashflows from Financing Activities
  Tax Refunds -- Federal/State                          --          --          --                   7,365       1,500          --
  Tax Obligations -- Federal/State                                                                  (1,500)
  Repayment of Secured Debt (Revolving Credit)          --          --      (3,835)     (3,835)     (3,835)     (3,835)     (3,835)
  Proposed Additional Debt Repayment                    --          --          --      (2,265)       (765)       (765)       (865)
  Proposed Excess Cash Repayment                        --          --          --          --      (1,088)        (64)       (202)
  Proposed Additional Debt Repayment -- Tax Refund                                          --      (5,865)
  Securitization Cash to Trust Account                  --          --      (4,165)     (4,061)     (3,953)     (3,845)     (3,726)
  Securitization Prepayments & Defaults                 --          --        (448)       (422)       (395)       (370)       (345)
  Securitization Settlement
    ($ collateral/Servicer)                             --          --       1,834       1,888       1,886       1,877       1,552
  Repayment of Capital Leases                           --          --         (32)        (21)        (16)        (16)        (16)
  Payment of Dividends                                  --          --          --          --          --          --          --
                                                   -------     -------     -------     -------     -------     -------     -------
  Net Cash Provided by (Used in) Financing
    Activities                                          --          --      (6,646)     (8,716)     (8,167)     (5,520)     (7,438)
                                                   -------     -------     -------     -------     -------     -------     -------
Net Increase (Decrease) in cash and cash
    equivalents                                         --          --        (258)     (1,172)     (1,023)        138        (134)
Cash and Cash Equivalents beginning of period*          --          --       8,518       8,260       7,088       6,064       6,202
                                                   -------     -------     -------     -------     -------     -------     -------
Cash and Cash Equivalents end of period*                --       8,518       8,260       7,088       6,064       6,202       6,069
                                                   =======     =======     =======     =======     =======     =======     =======
Total Repayment -- Required                             --          --      (3,835)     (6,100)     (4,600)     (4,600)     (4,700)
Total Repayment -- New Payment Schedule
  (Includes Excess Cash)                                $0          $0     ($3,835)     (6,100)    (11,553)     (4,664)     (4,902)
Dollar Amounts -- Original Payments                     $0          $0     ($3,835)    ($7,335)    ($5,135)    ($5,135)    ($4,835)

Excess Cash Payment                     6000            --          --          --          --      (1,088)        (64)       (202)
Debt Balance After Principal, Tax, Add'l &
  Excess Payments                                  122,721     118,886     115,051     108,951      97,398      92,734      87,831

MICROFINANCIAL INCORPORATED -- EXHIBIT H
MONTHLY ROLLING CASHFLOW PROJECTION
AS OF JANUARY, 2003
{000'S}                                               8           9          10          11          12
                                                  Projected   Projected   Projected   Projected   Projected
Includes Default Interest and Fees                Month of    Month of    Month of    Month of    Month of
                                                   Aug-03      Sep-03      Oct-03      Nov-03      Dec-03
Cashflows from Operating Activities
  Cash Received from Customers
    Lease Payments                                   6,596       6,412       6,213       6,021       5,824
    Rentals                                          2,180       2,172       2,172       2,167       2,164
    Monitoring                                         640         633         626         620         613
    Fees & Other                                       974         954         933         911         890
    Delinquent & Prepays                               478         430         387         349         314
    New Volumes                                         71          75          79          82          86
                                                   -------     -------     -------     -------     -------
       SUBTOTAL                                     10,939      10,677      10,409      10,150       9,891
                                                   -------     -------     -------     -------     -------
  Cash Paid to Suppliers and Employees
    Payroll Related                                   (510)       (506)       (749)       (495)       (486)
    Other                                           (1,984)     (1,962)     (1,884)     (1,884)     (2,462)
    Intercompany Charges                                 0          $4         $10         $16         $22
  Cash paid for Taxes
    Sales                                             (598)       (583)       (569)       (554)       (540)
    Property                                          (228)       (150)       (128)        (54)       (132)
  Interest Paid (Net)
    Revolver Loan Interest                            (457)       (434)       (409)       (381)       (356)
    Subdebt Interest                                   (35)        (35)        (35)        (35)        (35)
                                                   -------     -------     -------     -------     -------
  Net Cash Provided By Operating Activities          7,126       7,010       6,645       6,762       5,901
                                                   -------     -------     -------     -------     -------
Cashflows from Investing Activities
  Investment in Leased Equipment                      (100)       (100)       (100)       (100)       (100)
  Investment in Inventory                               --          --          --          --          --
  Investment in Direct Costs                            (7)         (7)         (7)         (7)         (7)
  Investment in Service Contracts                       --          --          --          --          --
                                                   -------     -------     -------     -------     -------
  Net Cash used in Investing Activities               (107)       (107)       (107)       (107)       (107)
                                                   -------     -------     -------     -------     -------
Cashflows from Financing Activities
  Tax Refunds -- Federal/State                          --          --          --          --          --
  Tax Obligations -- Federal/State
  Repayment of Secured Debt (Revolving Credit)      (3,835)     (3,835)     (3,835)     (3,835)     (3,835)
  Proposed Additional Debt Repayment                  (665)       (865)       (865)       (865)       (665)
  Proposed Excess Cash Repayment                       (69)        (40)       (691)       (130)       (404)
  Proposed Additional Debt Repayment -- Tax Refund
  Securitization Cash to Trust Account              (3,608)     (3,478)     (3,334)     (3,201)     (3,058)
  Securitization Prepayments & Defaults               (320)       (302)       (287)       (272)       (257)
  Securitization Settlement
    ($ collateral/Servicer)                          1,466       2,284       1,929       1,938       1,957
  Repayment of Capital Leases                          (16)        (16)        (16)        (16)        (16)
  Payment of Dividends                                  --          --          --          --          --
                                                   -------     -------     -------     -------     -------
  Net Cash Provided by (Used in) Financing
    Activities                                      (7,047)     (6,252)     (7,100)     (6,380)     (6,278)
                                                   -------     -------     -------     -------     -------
Net Increase (Decrease) in cash and cash
    equivalents                                        (28)        651        (562)        275        (484)
Cash and Cash Equivalents beginning of period*       6,069       6,040       6,691       6,130       6,404
                                                   -------     -------     -------     -------     -------
Cash and Cash Equivalents end of period*             6,040       6,691       6,130       6,404       5,920
                                                   =======     =======     =======     =======     =======
Total Repayment -- Required                         (4,500)     (4,700)     (4,700)     (4,700)     (4,500)
Total Repayment -- New Payment Schedule
  (Includes Excess Cash)                            (4,569)     (4,740)     (5,391)     (4,830)     (4,904)
Dollar Amounts -- Original Payments                ($4,735)    ($5,335)    ($4,735)    ($4,835)    ($4,835)

Excess Cash Payment                     6000           (69)        (40)       (691)       (130)       (404)
Debt Balance After Principal, Tax, Add'l &
  Excess Payments                                   83,263      78,522      73,131      68,302      63,397

MFI CONFIDENTIAL                    7/2/2003                              Page 1

MICROFINANCIAL INCORPORATED -- EXHIBIT H
MONTHLY ROLLING CASHFLOW PROJECTION
AS OF JANUARY, 2003
(000's)                                          13          14          15           16         17          18
                                              Projected   Projected   Projected   Projected   Projected   Projected
Includes Default Interest and Fees             Month of    Month of    Month of    Month of    Month of    Month of
                                               Jan-04      Feb-04      Mar-04      Apr-04      May-04      Jun-04
                                              ---------   ---------   ---------   ---------   ---------   ---------
Cashflows from Operating Activities
  Cash Received from Customers
    Lease Payments                              5,625        5,407      5,157       4,916       4,691       4,460
    Rentals                                     2,162        2,169      2,191       2,207       2,214       2,224
    Monitoring                                    607          601        595         588         582         576
    Fees & Other                                  869          846        822         798         775         751
    Delinquent & Prepays                          282          254        229         206         185         167
    New Volumes                                    89           93         96         100         103         107
                                              -------------------------------------------------------------------
           Subtotal                             9,634        9,370      9,090       8,816       8,551       8,286
                                              -------------------------------------------------------------------
  Cash Paid to Suppliers and Employees
    Payroll Related                              (482)        (479)      (477)       (716)       (475)       (473)
    Other                                      (1,699)      (1,699)    (1,777)     (1,674)     (1,591)     (1,914)
    Intercompany Charges                          $32          $42        $52         $66         $80         $94
  Cash Paid for Taxes
    Sales                                        (526)        (511)      (496)       (481)       (467)       (452)
    Property                                     (281)         (61)      (210)        (42)        (33)        (26)
  Interest Paid (Net)
    Revolver Loan Interest                       (330)        (307)      (280)       (240)       (213)       (188)
    Subdebt Interest                              (35)         (35)       (35)        (35)        (35)        (35)
                                              -------------------------------------------------------------------
  Net Cash Provided By Operating Activities     6,313        6,319      5,865       5,694       5,817       5,292
                                              -------------------------------------------------------------------
Cashflows from Investing Activities
  Investment in Leased Equipment                 (100)        (100)      (100)       (100)       (100)       (100)
  Investment in Inventory                          --           --         --          --          --          --
  Investment in Direct Costs                       (7)          (7)        (7)         (7)         (7)         (7)
  Investment in Service Contracts                  --           --         --          --          --          --
                                              -------------------------------------------------------------------
  Net Cash used in Investing Activities          (107)        (107)      (107)       (107)       (107)       (107)
                                              -------------------------------------------------------------------
Cashflows from Financing Activities
  Tax Refunds - Federal/State                      --           --         --          --          --          --
  Tax Obligations - Federal/State
  Repayment of Secured Debt
    (Revolving Credit)                         (3,835)      (3,835)    (3,835)     (3,835)     (3,835)     (3,835)
  Proposed Additional Debt Repayment             (665)        (865)    (1,065)       (965)       (865)       (865)
  Proposed Excess Cash Repayment                   --         (439)    (2,822)       (248)       (273)     (1,669)
  Proposed Additional Debt Repayment -
    Tax Refund
  Securitization Cash to Trust Account         (2,914)      (2,759)    (2,582)     (2,408)     (2,260)         --
  Securitization Prepayments & Defaults          (242)        (227)      (212)       (197)       (182)         --
  Securitization Settlement ($ collateral/
    Servicer)                                   1,985        4,312      2,200       2,106       3,115          --
  Repayment of Capital Leases                     (16)         (16)       (16)        (15)        (15)        (14)
  Payment of Dividends                             --           --         --          --          --          --
                                              -------------------------------------------------------------------
  Net Cash Provided by (Used in)
    Financing Activities                       (5,687)      (3,829)    (8,333)     (5,561)     (4,315)     (6,383)
                                              -------------------------------------------------------------------
Net Increase (Decrease) in cash and
   cash equivalents                               519        2,383     (2,574)         25       1,396      (1,198)
Cash and Cash Equivalents beginning of
   period*                                      5,920        6,439      8,822       6,248       6,273       7,669
                                              -------------------------------------------------------------------
Cash and Cash Equivalents end of period*        6,439        8,822      6,248       6,273       7,669       6,471
                                              ===================================================================
Total Repayment - Required                     (4,500)      (4,700)    (4,900)     (4,800)     (4,700)     (4,700)
Total Repayment - New Payment Schedule
   (Includes Excess Cash)                      (4,500)      (5,139)    (7,772)     (5,048)     (4,973)     (6,369)
Dollar Amounts - Original Payments            ($4,835)     ($7,335)   ($4,835)    ($4,835)    ($6,335)    ($5,335)

Excess Cash Payment             6000               --         (439)    (2,822)       (248)       (273)     (1,669)
Debt Balance After Principal, Tax,
   Add'l & Excess Payments                     58,897       53,758     46,036      40,988      36,015      29,646








MICROFINANCIAL INCORPORATED -- EXHIBIT H
MONTHLY ROLLING CASH FLOW PROJECTION
AS OF JANUARY, 2003
(000's)                                          19          20          21           22         23          24
                                              Projected   Projected   Projected   Projected   Projected   Projected
Includes Default Interest and Fees             Month of    Month of    Month of    Month of    Month of    Month of
                                               Jul-04      Aug-04      Sep-04      Oct-04      Nov-04      Dec-04
                                              ---------   ---------   ---------   ---------   ---------   ---------
Cashflows from Operating Activities
  Cash Received from Customers
    Lease Payments                              4,231        4,020      3,852       3,682       3,555       3,422
    Rentals                                     2,234        2,240      2,229       2,210       2,176       2,142
    Monitoring                                    570          565        559         553         548         542
    Fees & Other                                  728          706        687         667         650         632
    Delinquent & Prepays                          150          135        122         109          98          89
    New Volumes                                   110          114        118         121         125         128
                                              -------------------------------------------------------------------
           Subtotal                             8,024        7,780      7,566       7,342       7,152       6,954
                                              -------------------------------------------------------------------
  Cash Paid to Suppliers and Employees
    Payroll Related                              (471)        (468)      (466)       (696)       (462)       (460)
    Other                                      (1,686)      (1,686)    (1,764)     (1,686)     (1,686)     (2,014)
    Intercompany Charges                          $93          $91        $90         $89         $87        $202
  Cash Paid for Taxes
    Sales                                        (438)        (424)      (413)       (401)       (390)       (379)
    Property                                      (99)        (182)      (120)       (102)        (43)       (106)
  Interest Paid (Net)
    Revolver Loan Interest                       (154)        (127)      (101)        (76)        (52)        (28)
    Subdebt Interest                              (35)         (35)       (35)        (35)        (35)        (35)
                                              -------------------------------------------------------------------
  Net Cash Provided By Operating Activities     5,234        4,947      4,757       4,435       4,571       4,135
                                              -------------------------------------------------------------------
Cashflows from Investing Activities
  Investment in Leased Equipment                 (100)        (100)      (100)       (100)       (100)       (100)
  Investment in Inventory                          --           --         --          --          --          --
  Investment in Direct Costs                       (7)          (7)        (7)         (7)         (7)         (7)
  Investment in Service Contracts                  --           --         --          --          --          --
                                              -------------------------------------------------------------------
  Net Cash used in Investing Activities          (107)        (107)      (107)       (107)       (107)       (107)
                                              -------------------------------------------------------------------
Cashflows from Financing Activities
  Tax Refunds - Federal/State                      --           --         --          --          --          --
  Tax Obligations - Federal/State
  Repayment of Secured Debt
    (Revolving Credit)                         (3,835)      (3,835)    (3,835)     (3,835)     (3,835)     (3,835)
  Proposed Additional Debt Repayment             (865)        (765)      (765)       (765)       (765)       (765)
  Proposed Excess Cash Repayment                 (471)        (413)      (227)        (36)         --          --
  Proposed Additional Debt Repayment -
    Tax Refund
  Securitization Cash to Trust Account             --           --         --          --          --          --
  Securitization Prepayments & Defaults            --           --         --          --          --          --
  Securitization Settlement ($ collateral/
    Servicer)                                      --           --         --          --          --          --
  Repayment of Capital Leases                     (14)         (14)       (14)        (14)        (14)        (14)
  Payment of Dividends                             --           --         --          --          --          --
                                              -------------------------------------------------------------------
  Net Cash Provided by (Used in)
    Financing Activities                       (5,185)      (5,027)    (4,840)     (4,650)     (4,614)     (4,614)
                                              -------------------------------------------------------------------
Net Increase (Decrease) in cash and
   cash equivalents                               (58)        (186)      (191)       (321)       (150)       (586)
Cash and Cash Equivalents beginning of
   period*                                      6,471        6,413      6,227       6,036       5,714       5,565
                                              -------------------------------------------------------------------
Cash and Cash Equivalents end of period*        6,413        6,227      6,036       5,714       5,565       4,979
                                              ===================================================================
Total Repayment - Required                     (4,700)      (4,600)    (4,600)     (4,600)     (4,600)     (4,600)
Total Repayment - New Payment Schedule
   (Includes Excess Cash)                      (5,171)      (5,013)    (4,827)     (4,636)     (4,600)     (4,600)
Dollar Amounts - Original Payments            ($5,335)     ($5,335)   ($4,535)    ($4,235)    ($4,335)    ($4,135)

Excess Cash Payment             6000             (471)        (413)      (227)        (36)         --          --
Debt Balance After Principal, Tax,
   Add'l & Excess Payments                     24,474       19,461     14,635       9,999       5,399         799



MFI CONFIDENTIAL                         7/2/2003                        Page 2

MICROFINANCIAL INCORPORATED -- EXHIBIT H
MONTHLY ROLLING CASHFLOW PROJECTION
AS OF JANUARY, 2003
{000'S}                                                              25         26         27         28         29        30
                                                                 Projected  Projected  Projected  Projected  Projected  Projected
Includes Default Interest and Fees                               Month of   Month of   Month of   Month of   Month of   Month of
                                                                  Jan-05     Feb-05     Mar-05     Apr-05     May-05     Jun-05
Cashflows from Operating Activities
  Cash Received from Customers
    Lease Payments                                                3,307      3,169      3,027      2,877      2,699      2,535
    Rentals                                                       2,103      2,075      2,052      2,035      2,030      2,020
    Monitoring                                                      536        531        526        520        515        510
    Fees & Other                                                    615        598        580        562        543        524
    Delinquent & Prepays                                             80         72         65         58         52         47
    New Volumes                                                     132        135        139        142        146        149
                                                              ------------------------------------------------------------------
       SUBTOTAL                                                   6,774      6,579      6,388      6,196      5,985      5,786
                                                              ------------------------------------------------------------------
  Cash Paid to Suppliers and Employees
    Payroll Related                                                (458)      (455)      (453)      (676)      (449)      (446)
    Other                                                        (1,472)    (1,472)    (1,550)    (1,447)    (1,447)    (1,525)
    Intercompany Charges                                           $201       $199       $198       $197       $195       $194
  Cash paid for Taxes
    Sales                                                          (369)      (359)      (348)      (338)      (327)      (316)
    Property                                                       (225)       (49)      (168)       (33)       (26)       (21)
  Interest Paid (Net)
    Revolver Loan Interest                                           --         --         --         --         --         --
    Subdebt Interest                                                (35)       (35)       (35)       (35)       (35)       (35)
                                                              ------------------------------------------------------------------
  Net Cash Provided By Operating Activities                       4,415      4,409      4,031      3,863      3,897      3,636
                                                              ------------------------------------------------------------------
Cashflows from Investing Activities
  Investment in Leased Equipment                                   (100)      (100)      (100)      (100)      (100)      (100)
  Investment in Inventory                                            --         --         --         --         --         --
  Investment in Direct Costs                                         (7)        (7)        (7)        (7)        (7)        (7)
  Investment in Service Contracts                                    --         --         --         --         --         --
                                                              ------------------------------------------------------------------
  Net Cash used in Investing Activities                            (107)      (107)      (107)      (107)      (107)      (107)
                                                              ------------------------------------------------------------------
Cashflows from Financing Activities
  Tax Refunds -- Federal/State                                       --         --         --         --         --         --
  Tax Obligations -- Federal/State
  Repayment of Secured Debt (Revolving Credit)                                  --         --         --         --         --
  Proposed Additional Debt Repayment                                 --         --         --         --         --         --
  Proposed Excess Cash Repayment                                     --
  Proposed Additional Debt Repayment -- Tax Refund
  Securitization Cash to Trust Account                               --         --         --         --         --         --
  Securitization Prepayments & Defaults                              --         --         --         --         --         --
  Securitization Settlement ($ collateral/Servicer)                  --         --         --         --         --         --
  Repayment of Capital Leases                                       (14)       (14)       (14)        (6)        (3)        (3)
  Payment of Dividends                                               --         --         --         --         --         --
                                                              ------------------------------------------------------------------
  Net Cash Provided by (Used in) Financing Activities              (812)       (14)       (14)        (6)        (3)        (3)
                                                              ------------------------------------------------------------------
Net Increase (Decrease) in cash and cash equivalents              3,496      4,288      3,910      3,750      3,787      3,526
Cash and Cash Equivalents beginning of period*                    4,979      8,475     12,763     16,673     20,424     24,210
                                                              ------------------------------------------------------------------
Cash and Cash Equivalents end of period*                          8,475     12,763     16,673     20,424     24,210     27,736
                                                              ==================================================================
Total Repayment -- Required                                        (799)
Total Repayment -- New Payment Schedule (Includes Excess Cash)     (799)        --
Dollar Amounts -- Original Payments                             ($6,665)

Excess Cash Payment                                   6000           --
Debt Balance After Principal, Tax, Add'l & Excess Payments           --


MICROFINANCIAL INCORPORATED -- EXHIBIT H
MONTHLY ROLLING CASHFLOW PROJECTION
AS OF JANUARY, 2003
{000'S}                                                              31         32         33         34         35        36
                                                                 Projected  Projected  Projected  Projected  Projected  Projected
Includes Default Interest and Fees                               Month of   Month of   Month of   Month of   Month of   Month of
                                                                  Jul-05     Aug-05     Sep-05     Oct-05     Nov-05     Dec-05
Cashflows from Operating Activities
  Cash Received from Customers
    Lease Payments                                                2,374      2,196      2,013      1,870      1,729      1,576
    Rentals                                                       2,008      2,008      2,005      1,988      1,985      1,947
    Monitoring                                                      504        499        494        489        484        479
    Fees & Other                                                    506        487        467        450        432        414
    Delinquent & Prepays                                             42         38         34         31         28         25
    New Volumes                                                     153        157        160        164        167        171
                                                              ------------------------------------------------------------------
       SUBTOTAL                                                   5,588      5,385      5,174      4,992      4,806      4,612
                                                              ------------------------------------------------------------------
  Cash Paid to Suppliers and Employees
    Payroll Related                                                (444)      (442)      (659)      (437)      (434)      (434)
    Other                                                        (1,402)    (1,402)    (1,480)    (1,392)    (1,392)    (1,470)
    Intercompany Charges                                           $192       $190       $188       $186       $184       $323
  Cash paid for Taxes
    Sales                                                          (305)      (294)      (282)      (273)      (262)      (252)
    Property                                                        (79)      (146)       (96)       (82)       (35)       (84)
  Interest Paid (Net)
    Revolver Loan Interest                                           --         --         --         --         --         --
    Subdebt Interest                                                (35)       (35)       (35)       (35)       (35)       (35)
                                                              ------------------------------------------------------------------
  Net Cash Provided By Operating Activities                       3,514      3,256      2,809      2,959      2,831      2,659
                                                              ------------------------------------------------------------------
Cashflows from Investing Activities
  Investment in Leased Equipment                                   (100)      (100)      (100)      (100)      (100)      (100)
  Investment in Inventory                                            --         --         --         --         --         --
  Investment in Direct Costs                                         (7)        (7)        (7)        (7)        (7)        (7)
  Investment in Service Contracts                                    --         --         --         --         --         --
                                                              ------------------------------------------------------------------
  Net Cash used in Investing Activities                            (107)      (107)      (107)      (107)      (107)      (107)
                                                              ------------------------------------------------------------------
Cashflows from Financing Activities
  Tax Refunds -- Federal/State                                       --         --         --         --         --         --
  Tax Obligations -- Federal/State
  Repayment of Secured Debt (Revolving Credit)                       --         --         --         --         --         --
  Proposed Additional Debt Repayment                                 --         --         --         --         --         --
  Proposed Excess Cash Repayment                                     --         --         --
  Proposed Additional Debt Repayment -- Tax Refund
  Securitization Cash to Trust Account                               --         --         --         --         --         --
  Securitization Prepayments & Defaults                              --         --         --         --         --         --
  Securitization Settlement ($ collateral/Servicer)                  --         --         --         --         --         --
  Repayment of Capital Leases                                        (3)        (3)        (3)        (3)        (3)        --
  Payment of Dividends                                               --         --         --         --         --         --
                                                              ------------------------------------------------------------------
  Net Cash Provided by (Used in) Financing Activities                (3)        (3)        (3)        (3)        (3)        --
                                                              ------------------------------------------------------------------
Net Increase (Decrease) in cash and cash equivalents              3,404      3,146      2,699      2,849      2,720      2,552
Cash and Cash Equivalents beginning of period*                   27,736     31,140     34,285     36,984     39,833     42,553
                                                              ------------------------------------------------------------------
Cash and Cash Equivalents end of period*                         31,140     34,285     36,984     39,833     42,553     45,105
                                                              ==================================================================
Total Repayment -- Required
Total Repayment -- New Payment Schedule (Includes Excess Cash)
Dollar Amounts -- Original Payments

Excess Cash Payment                                   6000
Debt Balance After Principal, Tax, Add'l & Excess Payments



MFI CONFIDENTIAL                    7/2/2003                              Page 3

MICROFINANCIAL INCORPORATED - EXHIBIT H
MONTHLY ROLLING CASHFLOW PROJECTION
AS OF JANUARY, 2003
(000's)

                                                                 37          38         39          40          41          42
                                                             Projected   Projected   Projected   Projected   Projected   Projected
                                                              Month of    Month of    Month of    Month of    Month of    Month of
                                                               Jan-06      Feb-06      Mar-06      Apr-06      May-06      Jun-06
Includes Default Interest and Fees

Cashflows from Operating Activities
  Cash Received from Customers
    Lease Payments                                             1,431        1,298      1,129         964         783          626
    Rentals                                                    1,924        1,895      1,886       1,875       1,871        1,857
    Monitoring                                                   475          470        465         460         456          451
    Fees & Other                                                 396          379        350         341         322          304
    Delinquent & Prepays
    New Volumes                                                  156          142        128         128         128          128
                                                            ----------------------------------------------------------------------
       SUBTOTAL                                                4,382        4,185      3,968       3,768       3,560        3,365
  Cash Paid to Suppliers and Employees                      ----------------------------------------------------------------------
    Payroll Related                                             (434)        (434)      (652)       (434)       (434)        (434)
    Other                                                     (1,288)      (1,288)    (1,366)     (1,288)     (1,288)      (1,366)
    Intercompany Charges                                        $321         $319       $317        $315        $313         $311
  Cash paid for Taxes
    Sales                                                       (239)        (228)      (216)       (206)       (194)        (184)
    Property                                                    (180)         (39)      (135)        (27)        (21)         (17)
  Interest Paid (Net)
    Revolver Loan Interest                                        --           --         --          --          --           --
    Subdebt Interest                                             (35)         (35)       (35)        (35)        (35)         (35)
                                                            ----------------------------------------------------------------------
  Net Cash Provided By Operating Activities                    2,527        2,479      1,881       2,094       1,900        1,641
                                                            ----------------------------------------------------------------------
Cashflows from Investing Activities
  Investment in Leased Equipment                                (100)        (100)      (100)       (100)       (100)        (100)
  Investment in Inventory                                         --           --         --          --          --           --
  Investment in Direct Costs                                      (7)          (7)        (7)         (7)         (7)          (7)
  Investment in Service Contracts                                 --           --         --          --          --           --
                                                            ---------------------------------------------------------------------
  Net Cash used in Investing Activities                         (107)        (107)      (107)       (107)       (107)        (107)
                                                            ---------------------------------------------------------------------
Cashflows from Financing Activities                               --           --         --          --          --           --
  Tax Refunds -- Federal/State                                    --           --         --          --          --           --
  Tax Obligations -- Federal/State                                --           --         --          --          --           --
  Repayment of Secured Debt (Revolving Credit)                    --           --         --          --          --           --
  Proposed Additional Debt Repayment                              --           --         --          --          --           --
  Proposed Excess Cash Repayment                                  --           --         --          --          --           --
  Proposed Additional Debt Repayment -- Tax Refund                --           --         --          --          --           --
  Securitization Cash to Trust Account                            --           --         --          --          --           --
  Securitization Prepayments & Defaults                           --           --         --          --          --           --
  Securitization Settlement ($ collateral/Servicer)               --           --         --          --          --           --
  Repayment of Capital Leases                                     --           --         --          --          --           --
  Payment of Dividends                                            --           --         --          --          --           --
                                                            ---------------------------------------------------------------------
  Net Cash Provided by (Used in) Financing Activities             --           --         --          --          --           --
                                                            ---------------------------------------------------------------------
Net Increase (Decrease) in cash and cash equivalents           2,420        2,372      1,774       1,987       1,793        1,534
Cash and Cash Equivalents beginning of period*                45,105       47,525     49,897      51,671      53,658       55,451
                                                            ---------------------------------------------------------------------
Cash and Cash Equivalents end of period*                      47,525       49,897     51,671      53,658      55,451       56,985
                                                            =====================================================================
Total Repayment -- Required
Total Repayment -- New Payment Schedule (Includes Excess Cash)
Dollar Amounts -- Original Payments

Excess Cash Payment                                   6000
Debt Balance After Principal, Tax, Add'l & Excess Payments

MICROFINANCIAL INCORPORATED - EXHIBIT H
MONTHLY ROLLING CASHFLOW PROJECTION
AS OF JANUARY, 2003
(000's)

                                                                 43          44         45          46          47          48
                                                             Projected   Projected   Projected   Projected   Projected   Projected
                                                              Month of    Month of    Month of    Month of    Month of    Month of
                                                               Jul-06      Aug-06      Sep-06      Oct-06      Nov-06      Dec-06
Includes Default Interest and Fees

Cashflows from Operating Activities
  Cash Received from Customers
    Lease Payments                                               487          340        202         150         126          108
    Rentals                                                    1,834        1,816      1,795       1,734       1,663        1,592
    Monitoring                                                   447          442        438         433         429          425
    Fees & Other                                                 286          269        252         240         230          220
    Delinquent & Prepays
    New Volumes                                                  128          128        128         128         128          128
                                                            ----------------------------------------------------------------------
       SUBTOTAL                                                3,182        2,996      2,815       2,685       2,575        2,472
  Cash Paid to Suppliers and Employees                      ----------------------------------------------------------------------
    Payroll Related                                             (434)        (434)      (652)       (434)       (434)        (434)
    Other                                                     (1,288)      (1,288)    (1,366)     (1,288)     (1,288)      (1,366)
    Intercompany Charges                                        $308         $305       $303        $300        $297         $463
  Cash paid for Taxes
    Sales                                                       (174)        (164)      (154)       (147)       (141)        (135)
    Property                                                     (63)        (117)       (77)        (66)        (28)         (68)
  Interest Paid (Net)
    Revolver Loan Interest                                        --           --         --          --          --           --
    Subdebt Interest                                             (35)         (35)       (35)        (35)        (35)         (35)
                                                            ----------------------------------------------------------------------
  Net Cash Provided By Operating Activities                    1,496        1,263        834       1,015         946          897
                                                            ----------------------------------------------------------------------
Cashflows from Investing Activities
  Investment in Leased Equipment                                (100)        (100)      (100)       (100)       (100)        (100)
  Investment in Inventory                                         --           --         --          --          --           --
  Investment in Direct Costs                                      (7)          (7)        (7)         (7)         (7)          (7)
  Investment in Service Contracts                                 --           --         --          --          --           --
                                                            ----------------------------------------------------------------------
  Net Cash used in Investing Activities                         (107)        (107)      (107)       (107)       (107)        (107)
                                                            ----------------------------------------------------------------------
Cashflows from Financing Activities                               --           --         --          --          --           --
  Tax Refunds -- Federal/State                                    --           --         --          --          --           --
  Tax Obligations -- Federal/State                                --           --         --          --          --           --
  Repayment of Secured Debt (Revolving Credit)                    --           --         --          --          --           --
  Proposed Additional Debt Repayment                              --           --         --          --          --           --
  Proposed Excess Cash Repayment                                  --           --         --          --          --           --
  Proposed Additional Debt Repayment -- Tax Refund                --           --         --          --          --           --
  Securitization Cash to Trust Account                            --           --         --          --          --           --
  Securitization Prepayments & Defaults                           --           --         --          --          --           --
  Securitization Settlement ($ collateral/Servicer)               --           --         --          --          --           --
  Repayment of Capital Leases                                     --           --         --          --          --           --
  Payment of Dividends                                            --           --         --          --          --           --
                                                            ---------------------------------------------------------------------
  Net Cash Provided by (Used in) Financing Activities             --           --         --          --          --           --
                                                            ---------------------------------------------------------------------
Net Increase (Decrease) in cash and cash equivalents           1,389        1,156        727         908         839          790
Cash and Cash Equivalents beginning of period*                56,985       58,373     59,530      60,257      61,165       62,004
                                                            ---------------------------------------------------------------------
Cash and Cash Equivalents end of period*                      58,373       59,530     60,257      61,165      62,004       62,795
                                                            =====================================================================
Total Repayment -- Required
Total Repayment -- New Payment Schedule (Includes Excess Cash)
Dollar Amounts -- Original Payments

Excess Cash Payment                                   6000
Debt Balance After Principal, Tax, Add'l & Excess Payments

MFI CONFIDENTIAL                    7/2/2003                              Page 4

MICROFINANCIAL INCORPORATED -- EXHIBIT H
MONTHLY ROLLING CASHFLOW PROJECTION
AS OF JANUARY, 2003
{000'S}                                              49          50          51          52          53           54         55
                                                  Projected   Projected   Projected   Projected   Projected   Projected   Projected
Includes Default Interest and Fees                Month of    Month of    Month of    Month of    Month of    Month of    Month of
                                                   Jan-07      Feb-07      Mar-07      Apr-07      May-07      Jun-07      Jul-07
Cashflows from Operating Activities
  Cash Received from Customers
    Lease Payments                                      96          89          80          70          59          47          32
    Rentals                                          1,521       1,452       1,387       1,326       1,268       1,213       1,163
    Monitoring                                         420         416         412         408         404         400         396
    Fees & Other                                       211         203         194         187         179         172         165
    Delinquent & Prepays
    New Volumes                                        124         121         117         113         110         106         103
                                                   -------     -------     -------     -------     -------     -------     -------
       SUBTOTAL                                      2,373       2,280       2,191       2,103       2,020       1,938       1,858
                                                   -------     -------     -------     -------     -------     -------     -------
  Cash Paid to Suppliers and Employees
    Payroll Related                                   (434)       (434)       (652)       (434)       (434)       (434)       (434)
    Other                                           (1,178)     (1,178)     (1,256)     (1,178)     (1,178)     (1,256)     (1,178)
    Intercompany Charges                              $460        $458        $455        $452        $449        $446        $443
  Cash paid for Taxes
    Sales                                             (130)       (125)       (120)       (115)       (110)       (106)       (102)
    Property                                          (144)        (31)       (108)        (21)        (17)        (14)        (51)
  Interest Paid (Net)
    Revolver Loan Interest                              --          --          --          --          --          --          --
    Subdebt Interest                                   (35)        (35)        (35)        (35)        (35)        (35)        (35)
                                                   -------     -------     -------     -------     -------     -------     -------
  Net Cash Provided By Operating Activities            912         935         475         772         694         540         501
                                                   -------     -------     -------     -------     -------     -------     -------
Cashflows from Investing Activities
  Investment in Leased Equipment                      (100)       (100)       (100)       (100)       (100)       (100)       (100)
  Investment in Inventory                               --          --          --          --          --          --          --
  Investment in Direct Costs                            (7)         (7)         (7)         (7)         (7)         (7)         (7)
  Investment in Service Contracts                       --          --          --          --          --          --          --
                                                   -------     -------     -------     -------     -------     -------     -------
  Net Cash used in Investing Activities               (107)       (107)       (107)       (107)       (107)       (107)       (107)
                                                   -------     -------     -------     -------     -------     -------     -------
Cashflows from Financing Activities
  Tax Refunds -- Federal/State                          --          --          --          --          --          --          --
  Tax Obligations -- Federal/State                      --          --          --          --          --          --          --
  Repayment of Secured Debt (Revolving Credit)          --          --          --          --          --          --          --
  Proposed Additional Debt Repayment                    --          --          --          --          --          --          --
  Proposed Excess Cash Repayment                        --          --          --          --          --          --          --
  Proposed Additional Debt Repayment -- Tax Refund      --          --          --          --          --          --          --
  Securitization Cash to Trust Account                  --          --          --          --          --          --          --
  Securitization Prepayments & Defaults                 --          --          --          --          --          --          --
  Securitization Settlement
    ($ collateral/Servicer)                             --          --          --          --          --          --          --
  Repayment of Capital Leases                           --          --          --          --          --          --          --
  Payment of Dividends                                  --          --          --          --          --          --          --
                                                   -------     -------     -------     -------     -------     -------     -------
  Net Cash Provided by (Used in) Financing
    Activities                                          --          --          --          --          --          --          --
                                                   -------     -------     -------     -------     -------     -------     -------
Net Increase (Decrease) in cash and cash
    equivalents                                        805         828         368         665         587         433         394
Cash and Cash Equivalents beginning of period*      62,795      63,600      64,428      64,796      65,461      66,048      66,481
                                                   -------     -------     -------     -------     -------     -------     -------
Cash and Cash Equivalents end of period*            63,600      64,428      64,796      65,461      66,048      66,481      66,875
                                                   =======     =======     =======     =======     =======     =======     =======
Total Repayment -- Required
Total Repayment -- New Payment Schedule
  (Includes Excess Cash)
Dollar Amounts -- Original Payments

Excess Cash Payment                     6000
Debt Balance After Principal, Tax, Add'l &
  Excess Payments

MICROFINANCIAL INCORPORATED -- EXHIBIT H
MONTHLY ROLLING CASHFLOW PROJECTION
AS OF JANUARY, 2003
{000'S}                                              56          57          58          59          60
                                                  Projected   Projected   Projected   Projected   Projected
Includes Default Interest and Fees                Month of    Month of    Month of    Month of    Month of
                                                   Aug-03      Sep-03      Oct-03      Nov-03      Dec-03
Cashflows from Operating Activities
  Cash Received from Customers
    Lease Payments                                      18           3           1           0           0
    Rentals                                          1,114       1,068       1,019         971         925
    Monitoring                                         392         388         384         380         376
    Fees & Other                                       158         151         145         140         135
    Delinquent & Prepays
    New Volumes                                         99          96          92          89          85
                                                   -------     -------     -------     -------     -------
       SUBTOTAL                                      1,780       1,706       1,640       1,579       1,521
                                                   -------     -------     -------     -------     -------
  Cash Paid to Suppliers and Employees
    Payroll Related                                   (652)       (434)       (434)       (434)       (434)
    Other                                           (1,178)     (1,256)     (1,178)     (1,178)     (1,256)
    Intercompany Charges                              $440        $436        $433        $430        $628
  Cash paid for Taxes
    Sales                                              (97)        (93)        (90)        (86)        (83)
    Property                                           (93)        (61)        (52)        (22)        (54)
  Interest Paid (Net)
    Revolver Loan Interest                              --          --          --          --          --
    Subdebt Interest                                   (35)        (35)        (35)        (35)        (35)
                                                   -------     -------     -------     -------     -------
  Net Cash Provided By Operating Activities            165         262         284         253         286
                                                   -------     -------     -------     -------     -------
Cashflows from Investing Activities
  Investment in Leased Equipment                      (100)       (100)       (100)       (100)       (100)
  Investment in Inventory                               --          --          --          --          --
  Investment in Direct Costs                            (7)         (7)         (7)         (7)         (7)
  Investment in Service Contracts                       --          --          --          --          --
                                                   -------     -------     -------     -------     -------
  Net Cash used in Investing Activities               (107)       (107)       (107)       (107)       (107)
                                                   -------     -------     -------     -------     -------
Cashflows from Financing Activities
  Tax Refunds -- Federal/State                          --          --          --          --          --
  Tax Obligations -- Federal/State
  Repayment of Secured Debt (Revolving Credit)          --          --          --          --          --
  Proposed Additional Debt Repayment                    --          --          --          --          --
  Proposed Excess Cash Repayment                        --          --          --          --          --
  Proposed Additional Debt Repayment -- Tax Refund
  Securitization Cash to Trust Account                  --          --          --          --          --
  Securitization Prepayments & Defaults                 --          --          --          --          --
  Securitization Settlement
    ($ collateral/Servicer)                             --          --          --          --          --
  Repayment of Capital Leases                           --          --          --          --          --
  Payment of Dividends                                  --          --          --          --          --
                                                   -------     -------     -------     -------     -------
  Net Cash Provided by (Used in) Financing
    Activities                                          --          --          --          --          --
                                                   -------     -------     -------     -------     -------
Net Increase (Decrease) in cash and cash
    equivalents                                         58         155         177         146         179
Cash and Cash Equivalents beginning of period*      66,875      66,932      67,087      67,264      67,410
                                                   -------     -------     -------     -------     -------
Cash and Cash Equivalents end of period*            66,932      67,087      67,264      67,410      67,590
                                                   =======     =======     =======     =======     =======
Total Repayment -- Required
Total Repayment -- New Payment Schedule
  (Includes Excess Cash)
Dollar Amounts -- Original Payments

Excess Cash Payment                     6000
Debt Balance After Principal, Tax, Add'l &
  Excess Payments

MFI CONFIDENTIAL                    7/2/2003                              Page 1

SCHEDULE 2.8(A)   1st of each month   At Closing       Total
Jul-03                   $4,700,000                 $4,700,000
Aug-03                   $4,500,000                 $4,500,000
Sep-03                   $4,700,000                 $4,700,000
Oct-03                   $4,700,000                 $4,700,000
Nov-03                   $4,700,000                 $4,700,000
Dec-03                   $4,500,000                 $4,500,000
Jan-04                   $4,500,000                 $4,500,000
Feb-04                   $4,700,000                 $4,700,000
Mar-04                   $4,900,000                 $4,900,000
Apr-04                   $4,800,000                 $4,800,000
May-04                   $4,700,000                 $4,700,000
Jun-04                   $4,700,000                 $4,700,000
Jul-04                   $4,700,000                 $4,700,000
Aug-04                   $4,600,000                 $4,600,000
Sep-04                   $4,600,000                 $4,600,000
Oct-04                   $4,600,000                 $4,600,000
Nov-04                   $4,600,000                 $4,600,000
Dec-04                   $4,600,000                 $4,600,000
Jan-05                   $4,600,000                 $4,600,000

                        $88,400,000           $0   $88,400,000
